UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2024

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310 Emeryville, California 94608	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed by XOMA Corporation (“Parent” or “XOMA”) in Parent’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, Parent entered into an Agreement and Plan of Merger, dated as of February 16, 2024 (the “Merger Agreement”), with Kinnate Biopharma Inc., a Delaware corporation (the “Company”), and XRA 1 Corp., a Delaware corporation and a wholly owned subsidiary of XOMA (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on April 3, 2024, XOMA completed a tender offer to purchase all of Kinnate’s outstanding shares of common stock, par value $0.0001 per share (the “Shares”), in exchange for (i) $2.5879 in cash per Share (the “Cash Amount”), plus (ii) one non-transferable contractual contingent value right per Share (each, a “CVR” and each CVR together with the Cash Amount, the “Offer Price”), which CVR represents the right to receive potential payments pursuant to the terms and subject to the conditions of the contingent value rights agreement (the “CVR Agreement”), dated April 3, 2024, by and among XOMA, Purchaser, Broadridge Corporate Issuer Solutions, LLC, a Pennsylvania limited liability company, and Fortis Advisors LLC, a Delaware limited liability company, all subject to and in accordance with the terms and conditions set forth in the Offer to Purchase, dated March 4, 2024 (as amended and restated on March 19, 2024, the “Offer to Purchase”), and in the related Letter of Transmittal (as amended or supplemented from time to time, the “Letter of Transmittal,” which, together with the Offer to Purchase, as each may have been amended or supplemented, constituted the “Offer”).

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

The Offer expired one minute past 11:59 p.m. Eastern Time on Tuesday, April 2, 2024. According to Broadridge Corporate Issuer Solutions, LLC, the depositary for the Offer, a total of 38,258,681 Shares were validly tendered, and not validly withdrawn, representing approximately 81% of the outstanding Shares. The number of Shares tendered satisfied the Minimum Tender Condition (as defined in the Merger Agreement). All other conditions to the Offer were satisfied and Purchaser accepted for payment all Shares validly tendered (and not validly withdrawn) prior to the expiration of the Offer.

Following the consummation of the Offer, the remaining conditions to the Merger set forth in the Merger Agreement were satisfied, and on April 3, 2024 (the “Closing Date”), Purchaser merged with and into Kinnate (the “Merger”), the separate corporate existence of Purchaser ceased and Kinnate continued as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly owned subsidiary of XOMA. The Merger was completed pursuant to Section 251(h) of the DGCL, with no stockholder vote required. At the effective time of the Merger (the “Effective Time”), pursuant to the terms of the Merger Agreement, by virtue of the Merger and without any action on the part of the holders of Shares, each outstanding Share, other than Shares (A) owned by Kinnate immediately prior to the Effective Time, (B) owned by Purchaser, Parent or any other subsidiary of Parent immediately prior to the Effective Time, (C) irrevocably accepted for purchase in the Offer or (D) held by any stockholders or owned by any beneficial owners of capital stock of Kinnate who are entitled to and who properly exercise appraisal rights under Delaware law, was converted automatically into the right to receive the Offer Price from Purchaser, without interest and subject to any applicable tax withholding. As of immediately prior to the Effective Time, each option to purchase Shares from Kinnate (“Kinnate Stock Options,” and each a “Kinnate Stock Option”) became vested in full. As of immediately prior to the time at which Purchaser first irrevocably accepted for purchase the Shares tendered in the Offer, each then-outstanding restricted stock unit representing a contingent right to receive one Share upon vesting (“Kinnate Restricted Stock Units,” and each a “Kinnate Restricted Stock Unit”) became vested in full. At the Effective Time (i)(A) each Kinnate Stock Option that had an exercise price per share that was less than the Cash Amount (each, an “In-the-Money Option”) that was then outstanding was cancelled and the holder of such cancelled In-the-Money Option became entitled to receive (1) an amount in cash, without interest, less any applicable tax withholding, equal to the product of (x) the total number of Shares underlying such In-the-Money Option multiplied by (y) the excess of the Cash Amount over the exercise price per share under such In-the-Money Option and (2) one CVR for each Share underlying such In-the-Money Option and (B) each Kinnate Stock Option that had a per share exercise price that was equal to or greater than the Cash Amount (each, an “Out-of-the-Money Option”) was cancelled and the holder of such cancelled Out-of-the-Money Option became entitled to receive one CVR for each Share underlying such Out-of-the-Money Option, provided that each such CVR will provide for payment only after amounts otherwise payable under such CVR exceed a threshold equal to the excess of the exercise price per Share underlying such option over the Cash Amount; and (ii) each outstanding Kinnate Restricted Stock Unit was cancelled and the holder thereof became entitled to receive (A) an amount in cash without interest, less any applicable tax withholding, equal to the Cash Amount and (B) one CVR.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

Closing Press Release

On April 3, 2024, XOMA issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1+	Agreement and Plan of Merger between XOMA, Kinnate and Purchaser, dated February 16, 2024 (incorporated herein by reference to Exhibit 2.1 to Form 8-K filed by XOMA Corporation on February 16, 2024).

2.2	Contingent Value Rights Agreement, dated April 3, 2024, by and between XOMA Corporation, XRA 1 Corp., Broadridge Corporate Issuer Solutions, LLC and Fortis Advisors LLC.

99.1	Press Release issued by XOMA Corporation on April 3, 2024 (incorporated herein by reference to Exhibit (a)(5)(D) to the Schedule TO-T/A filed by XOMA Corporation on April 3, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: April 3, 2024	By:	/s/ Owen Hughes
		Name:	Owen Hughes

		Title:	Chief Executive Officer